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                                                                  Exhibit 10.5


                                   RENEX CORP.
                         1994 EMPLOYEE STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

         The purpose of the 1994 Employee Stock Option Plan (the "Plan") of RENEX CORP., a Florida corporation, is to secure for the Company and its stockholders the benefits arising from stock ownership by employees of the Company or its subsidiaries. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock, $.001 par value (the "Common Stock"), of the Company pursuant to options which will qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) such employees may purchase shares of the Common Stock pursuant to "non-statutory" stock options.

                                   ARTICLE II

                                   DEFINITIONS

         The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

         2.1 "Board" shall mean the Board of Directors of RENEX CORP.

         2.2 "Change of Control" shall mean the occurrence of any of the following acts:

              (a) The acquisition (other than from the Company directly) by any person, entity or group within the meaning of ss. 13(d) or 14(d) of the Exchange Act, of beneficial ownership of twenty-five (25%) percent or more of the outstanding Common Stock;

              (b) If the individuals who serve on the Board as of the date of stockholder approval of the Plan, no longer constitute a majority of the members of the Board; provided, however, any person who becomes a director subsequent to the date of the stockholder approval of the Plan, who was elected to fill a vacancy by a majority of the individuals then serving on the Board, shall be considered as if a member prior to stockholder approval of the Plan;

              (c) Approval by a majority of the voting stock of the Company of a merger, reorganization or consolidation whereby the stockholders of the Company immediately prior to such approval do not, immediately after consummation of such reorganization merger or consolidation own more than 50% of the voting stock of the surviving entity; or

              (d) A liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" shall mean the committee appointed by the Board in accordance with Paragraph 3 of the Plan.

         2.5 "Common Stock" shall mean the common stock, $.001 par value, of the Company.

         2.6 "Company" shall mean RENEX CORP. and each of its subsidiaries, if any.

         2.7 "Control Person" shall mean any person who, as of the date of grant of an option owns (within the meaning of Section 422A(b)(6) of the Code) stock of the Company possessing more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

         2.8 "Disinterested Director" shall mean a director who is not, during the one year prior to service on the Committee, granted or awarded equity securities pursuant to the Plan or any other plan of the Company, except as would otherwise be permitted, pursuant to Rule 16b-3, promulgated pursuant to the Exchange Act, for Disinterested Directors.

         2.9 "Employee" shall mean any person (who may be an officer or director) employed by the Company (within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder), or any successor corporation by merger or consolidation.

         2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.11 "Exercise Price" shall mean the price per share of Common Stock as determined by the "Committee or the Board at which an Option may be exercised.


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         2.12 "Fair Market Value" shall mean the closing price of a share of
Common Stock on the principal securities exchange on which such Common Stock is traded on the last preceding business day prior to the date as to which Fair Market Value is being determined, or on the next preceding business day on which such Common Stock is traded, if no shares of Common Stock were traded on such date. If the Common Stock is not traded on a securities exchange, Fair Market Value shall be the closing sales price of the Common Stock as reported on the NASDAQ-National Market System for the last preceding business day prior to the date on which Fair Market Value is to be determined or on the next preceding business day if the Common Stock was not traded on such date. If the Common Stock is not quoted on the NASDAQ-National Market System, Fair Market Value shall be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the last preceding business day prior to the day as of which Fair Market Value is being determined, or on the next preceding day on which such high bid and low asked prices were recorded. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Committee, or the Board, in good faith. In no case shall Fair Market Value be less than the par value per share of the Common Stock. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         2.13 "Incentive Stock Option" or "ISO" shall mean an Option granted pursuant to the Plan intended to qualify under Section 422A of the Code.

         2.14 "Non-Statutory Stock Option" or "NSO" shall mean an Option which is not qualified as an ISO under Section 422A of the Code.

         2.15 "Option" shall mean an Option, including Reload Options, to purchase Common Stock as granted pursuant to the Plan.

         2.16 "Optionee" shall mean any person whom the Committee or the Board, as the case may be, has granted an Option.

         2.17 "Permanent Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         2.18 "Plan" shall mean this RENEX CORP. 1994 Employee Stock Option
Plan.

         2.19 "Purchase Price" shall mean the Exercise Price multiplied by the number of whole shares of Common Stock with respect to which an Option can be exercised.

         2.20 "Reload Option" means an Option granted to an Employee equal to the number of shares of Common Stock tendered by the Employee to pay for the Exercise Price of an Option as more fully described in Article XVI Reload Options.

         2.21 "Subsidiary" shall mean one or more subsidiaries of the Company as defined in Section 424 of the Code.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Committee. The Plan shall be administered by the Board, or by a Committee consisting of two (2) or more Disinterested Directors appointed by the Board. The Board from time to time may remove members from, or add members to, the Committee. Vacancies in the Committee, however caused, shall be filled by the Board.

         3.2 Activities of Committee. Any action of the Board or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. If a Committee is appointed by the Board, the Committee shall hold meetings at such times and places as it may determine.

         3.3 Construction of Plan. Subject to the provisions of the Plan and such policies and criteria adopted by the Board, the Board or Committee, as the case may be, shall have authority: (a) to construe and interpret the Plan, (b) to define the terms used therein, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, (d) to determine the individuals to whom and the time or times at which Options shall be granted, (e) to determine whether such options will be ISO or NSO, (f) to determine the number of shares subject to each Option, (g) to determine the Exercise Price, (h) to determine the number of installments, advertising requirements, if any, in which each Option may be exercised, (i) to determine the duration of each Option, (j) to approve and determine the duration of leaves of absence which may be granted to Employees without constituting a termination of their Employment for the purposes of the Plan, and (k) to make all other determinations necessary or advisable for the administration of the Plan.





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         The Board, or the Committee, as the case may be, shall have the sole discretion to make all other determinations which may be necessary or advisable for the administration of the Plan, including without limitation, the discretion to construe and interpret the Plan and establish, amend and revoke rules and regulations for the administration of the Plan. To the extent permitted by law, and Rule 16b-3 promulgated under the Exchange Act, the Board or the Committee may delegate its authority as identified hereunder.

         3.4 Interpretations Under Plan. All determinations and interpretations made by the Board or Committee shall be binding and conclusive on all Optionees and their legal representatives and beneficiaries.

         3.5 Section 16 Compliance. It is the intention of the Company that the Plan, and the administration of the Plan, comply in all respects with ss. 16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with ss. 16 of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

         The total number of shares of Common Stock available for grants under the Plan shall be 2,000,000 subject to adjustment in accordance with Articles XII and XVI of the Plan. These shares may be either authorized, but unissued, or reacquired shares of Common Stock. If an Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such Option shall be available for future grants of Option. For purposes of determining the number of shares that have been issued or are available for issuance under the Plan, any shares received in connection with the issuance of a Reload Option shall be added to the number of shares available for grants under the Plan.

                                    ARTICLE V

                                   ELIGIBILITY

         5.1 Incentive Stock Options. Incentive Stock Options shall only be granted to Employees (including individuals who may be officers and directors of the Company) for services connected with an Employee's employment by the Company or any of the Company's subsidiaries.

         5.2 Non-Statutory Stock Option. Non-Statutory Stock Options may be granted to Employees who have performed, or reasonably may be expected to perform, services of special importance to the management, operation or development of the business of the Company or any subsidiary as the Committee or the Board, as the case may be, shall determine, but subject to the terms and conditions set forth in the Plan.

         5.3 Board Members. Options may be granted to members of the Board if such individuals are Employees, provided such Optionee is not a member of the Committee.

                                   ARTICLE VI

                                TERMS OF OPTIONS

         6.1 Option Agreements. Each Option shall be evidenced by a written agreement executed by the Company and the Optionee. Such Options shall be subject to the applicable provisions of the Plan, and shall contain such provisions as are required by the Plan and any other provisions the Board or Committee may prescribe. All agreements evidencing Options shall among other things specify the total number of shares of Common Stock subject to each grant, the Exercise Price, the dates after which Options may be exercised, the Option term and vesting requirements. Those Options that comply with the requirement of an Incentive Stock Option shall be designated as such and all other Options shall be designated as Non-Statutory Stock Options.

         6.2 Exercise Price. The Exercise Price of the shares of Common Stock covered by each Option shall be determined by the Board or the Committee, as the case may be, but in the case of Incentive Stock Options shall not be less than one hundred (100%) percent of the Fair Market Value of such Common Stock at the time of grant. The Board, or the Committee, as the case may be, shall have the authority, subject to the requirements of the Code and the Exchange Act, to reduce the exercise price at any time after the grant in its sole discretion.

         6.3 Duration of Options. Each Option and all rights associated therewith shall expire on such date as the Board or Committee, as the case may be, may determine, but in no event later than ten (10) years from the date on which the Option is granted, and shall be subject to earlier termination as provided herein. Notwithstanding any determination by the Board or the Committee regarding the exercise periods of any installments of Options, all such

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Options shall immediately become exercisable upon a Change of Control of the
Company, subject in all cases to the provision of Paragraph 6.7, which shall prevail.

         6.4 Limitations on Grants to Control Persons. No Incentive Stock Option may be granted to an Employee, if at the time of the grant, the Employee is a Control Person. However, a Control Person shall be eligible to receive Options if:

             (a) the exercise price of any Incentive Stock Option is at least 110% of the Fair Market Value and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Option was granted; and

             (b) The exercise price of an NSO is at least 85% of the Fair Market Value.

         6.5 Manner of Exercise and Payment. An Option, or any portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the shares being purchased pursuant to the Option. An Optionee may exercise an Option with respect to less than the full number of shares for which the Option may then be exercised, but an Optionee must exercise the Option in full shares of Common Stock. The Exercise Price of Common Stock purchased pursuant to an Option, or portion thereof, may be paid:

             (a) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company;

             (b) through the delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Exercise Price;

             (c) to the extent authorized by the Committee or the Board, by delivery of irrevocable instructions to a financial institution to deliver promptly to the Company the portion of sale or loan proceeds sufficient to pay the Exercise Price;

             (d) to the extent authorized by the Board, or the Committee, as the case may be, through the written election of the Optionee to have shares of Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price;

             (e) to the extent authorized by the Board, or the Committee, as the case may be, or if specified in the Option being exercised, by a promissory note made by the Optionee in favor of the Company, upon the terms and conditions as determined by the Board or the Committee, and secured by the Common Stock issuable upon exercise of the Option, or

             (f) by any combination of the above methods of payment.

         The Board, or Committee, shall determine acceptable methods for tendering or withholding Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

         6.6 Notification of Sales of Common Stock. Any Optionee who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option either (a) within two years after the date of the grant of the Incentive Stock Option under which the Common Stock was acquired or (b) within one year after the transfer of such shares to the Optionee, shall notify the Company of such disposition and of the amount received upon such disposition.

         6.7 Restriction on Exercise. No Option shall be exercisable until the end of six months after the date of grant, except in the case of the Employee's death or Permanent Disability, upon which event the Option will become immediately exercisable.

                                   ARTICLE VII

                        GOVERNMENT AND OTHER REGULATIONS

         7.1 Delivery of Common Stock. The obligation of the Company to issue or transfer and deliver shares for Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect and required by governmental entities.

         7.2 Holding of Stock After Exercise of Option. At the discretion of the Board or Committee, any Option may provide that the Optionee, by accepting such Option, represents and agrees, for the Optionee and his permitted


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transferees (by will or the laws of descent and distribution), that none of the
Common Stock purchased upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said Common Stock in violation of the Securities Act of 1933 as amended (the "Act"), and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Act by such person.

                                  ARTICLE VIII

                                 WITHHOLDING TAX

         The Company may, in its discretion, require an Optionee to pay to the Company at the time of exercise, an amount that the Company deems necessary to satisfy its obligations to withhold Federal, state or local income or other taxes (which for purposes of this Article includes an Optionees FICA obligation), incurred by reason of such exercise. When the exercise of an Option does not give rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Common Stock purchased under the Option in escrow for the benefit of the Company until such time as Federal income tax withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option. At such time, the Company in its discretion may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow upon such payment by Optionee.

                                   ARTICLE IX

                               NON-TRANSFERABILITY

         No Option granted under the Plan shall be transferable by the Optionee, otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Options shall be exercisable during the Optionee's lifetime only by the Optionee, regardless of any community property interest therein of the Optionee's spouse, or such spouse's successors in interest. If the Optionee's spouse shall have acquired a community property interest in such Option, the Optionee, or the Optionee's permitted successors in interest, may exercise the Option on behalf of the Optionee's spouse or such spouse's successors in interest.

                                    ARTICLE X

                            TERMINATION OF EMPLOYMENT

         10.1 Resignation of Employee. If an Optionee ceases to be employed by the Company for any reason other than the Optionee's death or Permanent Disability, the Optionee's Options shall immediately become void and of no further force or effect; provided, however, that if such cessation of Employment shall be due to the Optionee's voluntary resignation with the consent of the Board, or the Committee, or to the Optionee's retirement under the provisions of any pension or retirement plan of the Company or any Subsidiary then in effect, such Option may be exercised to the extent exercisable on the date of such cessation of Employment within three (3) months after the date the Optionee ceases to be an Employee of the Company; provided, however that in no event shall the exercise period extend beyond the term of the Option.

         10.2 Leaves of Absence. For the purpose contained herein, the employment relationship will be treated as continuing intact while the Optionee is on military leave, approved sick leave or other bona fide leave of absence to be approved in writing by the Board or Committee. However, no Option may be exercised during any such leave of absence, except during the first three (3) months thereof; provided, however that in no event shall the exercise period extend beyond the term of the Option.

         10.3 Termination by Reason of Death or Permanent Disability. If the holder of an Option dies or suffers a Permanent Disability while the Optionee is employed by the Company, the Optionee's Option shall expire one (1) year after the date of such death or Permanent Disability; provided, however that in no event shall the exercise period extend beyond the term of the Option. During such period after death, such Option may, to the extent that it remains unexercised (but exercisable by the Optionee according to such Option's term) on the date of such death, be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution.


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                                   ARTICLE XI

                 LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS

         No one individual may be granted Incentive Stock Options under this Plan or any other plan of the Company in any calendar year for Common Stock having an aggregate Fair Market Value determined at the time the Option is granted, in excess of $100,000.

                                   ARTICLE XII

                                   ADJUSTMENTS

         12.1 Proportionate Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number of kind or shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate Purchase Price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Exercise Price for the Common Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Common Stock upon conversion of notes, preferred stock or exercise of warrants or Common Stock issued by the Board for such consideration as the Board deems appropriate.

         12.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty (80%) percent of the then outstanding shares of Common Stock of the Company to another corporation, the Board or Committee may provide in writing in connection with such transaction for any or all of the following choices (separately or in combinations): (i) for the Options theretofore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of new Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by each successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for termination of the Plan and any Option theretofore granted hereunder.

         12.3 Board Determination. Adjustments under this Article 12 shall be made by the Board or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on any such adjustment.

                                  ARTICLE XIII

                        AMENDMENT AND TERMINATION OF PLAN

         13.1 Amendments. The Board or the Committee may at any time suspend or terminate the Plan. The Board or the Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

             (a) materially increase the benefits accruing to participants under the Plan;

             (b) materially increase the number of securities which may be issued under Plan; or

             (c) materially modify the requirements as to eligibility for participation in the Plan.

         13.2 Optionee Consent. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         14.1 Privileges of Stock Ownership. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.


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         14.2 Plan Expenses. Any expenses incurred in the administration of the
Plan shall be borne by the Company.

         14.3 Use of Exercise Proceeds. Payments received from an Optionee upon the exercise of Options shall be used for the general corporate purposes of the Company, except that any Common Stock received in payment may be retired or retained in the Company's treasury and reissued.

         14.4 No Employment Rights. Neither the Plan, nor any action taken under the Plan shall be construed as giving any Employee the right to become a participant, nor shall any Option under the Plan be construed as giving a participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise a participant's employment at any time, with or without cause, except as may otherwise be provided in any written agreement between the Company and the Employee.

         14.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, or the Committee, the members of the Committee and the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding, such indemnified party shall in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such indemnified party undertakes to handle and defend it on such member's behalf.

         14.6 No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         14.7 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan, all Options which may be granted hereunder, and all matters related thereto, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as it then exists.

         14.8 Gender and Number. Except as otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

         14.9 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE XV

                     STOCKHOLDER APPROVAL AND EFFECTIVE DATE

         The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board; provided, however, that if such vote was not solicited substantially in accordance with the rules and regulations, if any, in effect under ss. 14(a) of the Exchange Act, at the time of such vote, the Company will furnish in writing to the holders of record of the securities entitled to vote for the Plan substantially the same information concerning the Plan which would be required by the rules and regulations in effect under ss. 14(a) of the Exchange Act, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (i) the first registration of an equity security under ss. 12 of the Exchange Act; or (ii) the acquisition of an equity security for which an exemption is claimed. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.

                                   ARTICLE XVI

                                 RELOAD OPTIONS

         16.1 Reload Option. Whenever the Optionee holding any Option outstanding under the Plan (including Reload Options granted under this Article
XVI) exercises the Option and makes payment of the Exercise Price by tendering Common Stock previously held by the Optionee pursuant to Section 6.5(b), then the Company shall grant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Optionee on payment of the Exercise Price of the Option being exercised.



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         16.2 Reload Option Exercise Price. The Reload Option Exercise Price per
share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock determined as of the date of receipt by the Company of the notice by Optionee to exercise the Option.

         16.3 Term of Reload Option. The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later of (i) the expiration date of the original surrendered Option, or (ii) one year from the date of granting, unless otherwise determined by the Board or the Committee, which shall have the discretion to extend the expiration date of the Reload Options.

         16.4 Restriction on Exercise. Any Reload Option granted under this
Article XVI shall vest immediately, but shall not be exercisable until the end of six months after the date of its issuance, except in the case of the death or permanent disability of the Optionee, upon which event the Reload Option will become immediately exercisable.

         16.5 Other Terms of Reload Options. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.



























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